Exhibit 10.2
FORM OF LOCKUP AGREEMENT

THIS LOCKUP AGREEMENT (this “Agreement”) is entered into as of March 22, 2006 among the stockholder listed on the signature page hereto (“Stockholder”), China-Biotics, Inc., a Delaware corporation (the “Company”), and Chinamerica Fund, LP (“Chinamerica”). In consideration of and subject to the mutual agreements, terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Lockup. Without the prior written consent of the Company and Chinamerica, Stockholder will not, from the date of this Agreement until the one year anniversary of this Agreement, directly or indirectly, (a) offer, pledge, announce the intention to sell, sell, assign, transfer, encumber, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Lockup Shares (defined below), or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Lockup Shares, whether any such transaction described is to be settled by delivery of Lockup Shares, other securities, cash or otherwise; provided that this Agreement will not prevent the transfer of Lockup Shares by Stockholder (i) as a gift or gifts to family members or charitable organizations to the extent that any donee thereof agrees in writing (in form and substance acceptable to the Company) to be bound by the terms of this Agreement or (ii) to any equity owner(s) of Stockholder provided that such transfer is made pursuant to an effective registration statement or exemption under the U.S. Securities Act of 1933, as amended, and in compliance with any other applicable laws and to the extent that any such transferee thereof executes and delivers to the Company the agreement to be bound by the terms of this Agreement attached hereto as Annex A. “Lockup Shares” means ________ shares of the Company’s common stock (the “Common Stock”) currently held by Stockholder. For clarification, any additional shares of Common Stock, or any or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission), currently held or acquired by Stockholder after the date of this Agreement are not and will not be subject to the restrictions set forth in this Agreement.

2. Consent to Decline Transfers. Stockholder agrees and consents that the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Lockup Shares if such transfer would constitute a violation or breach of this Agreement.

3. Amendment. This Agreement may only be amended, supplemented or modified by a writing executed by all of the parties hereto.

4. Assignability. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their successors and permitted assigns, heirs and personal representatives. Neither this Agreement nor any right, remedy, obligation or liability hereunder shall be assignable by any party hereto without the prior written consent of each other party, except as otherwise provided in Section 1.

5. Headings. The section headings in this Agreement are for reference purposes only and shall not affect in any way the interpretation of this Agreement.

6. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws thereof that would require the application of the law of another jurisdiction.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the Company, Chinamerica and Stockholder have executed this Agreement as of the date first written above.

CHINA-BIOTICS, INC.

By:
Name:____________________________________________ Title:_____________________________________________

CHINAMERICA FUND, LP

By:	Chinamerica Partners, LP
Its General Partner

By:	Chinamerica Holdings, LLC
Its General Partner

By:
Name: Beau Johnson Title: Its Manager

STOCKHOLDER

Date:	By:
Name:____________________________________________ Title:_____________________________________________

[Signature Page to Lockup Agreement]

ANNEX A

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment”) is made as of ______________________, 200_, by and between __________ (“Assignor”) and ___________ (“Assignee”).

RECITALS

A. Assignor entered into a Lockup Agreement, dated _______, 2006, by and among Chinamerica Fund, LP (“Chinamerica”), China-Biotics, Inc., a Delaware corporation (the “Company”), and the stockholders listed on the signature page thereto (the “Lockup Agreement”).

B. Assignor entered into a Registration Rights Agreement, dated _______, 2006, by and among the Company and the stockholders listed on the signature page thereto (the “Registration Rights Agreement”).

C. In connection with this Assignment, Assignor is transferring shares of the Company’s common stock to Assignee (the “Transfer Shares”), some or all of which are Lockup Shares (as defined in the Lockup Agreement) and/or Registrable Securities (as defined in the Registration Rights Agreement).

D. Assignor desires to assign all of its rights, title, and interests in, and all of its duties, obligations and responsibilities under, the Lockup Agreement and Registration Rights Agreement to Assignee, and Assignee desires to assume all of such rights, title, and interests in, and all such duties, obligations and responsibilities under, the Lockup Agreement and Registration Rights Agreement, in each instance to the extent that such rights, title, and interests, and such duties, obligations and responsibilities, relate to the Transfer Shares.

NOW THEREFORE, in consideration of the mutual promises made in this Assignment and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Assignment. Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s rights, title, and interests in, and all of Assignor’s duties, obligations and responsibilities under, the Lockup Agreement and Registration Rights Agreement, in each instance to the extent that such rights, title, and interests, and such duties, obligations and responsibilities, relate to the Transfer Shares.

2. Assumption. Assignee hereby accepts and assumes all of Assignor’s rights, title, and interests in, and all of Assignor’s duties, obligations and responsibilities under, the Lockup Agreement and Registration Right Agreement, in each instance to the extent that such rights, title, and interests, and such duties, obligations and responsibilities, relate to the Transfer Shares. Assignee hereby agrees to be bound by the terms and conditions of each of the Lockup Agreement and Registration Rights Agreement with respect to the Transfer Shares.

3. Assignee Representations. Assignee represents to Assignor that it has reviewed the Lockup Agreement and Registration Rights Agreement, and has obtained, to the extent Assignor deems necessary, legal advice with respect to the transactions contemplated hereunder, the effects of entering into this Assignment, and the consequences of being bound by the terms and conditions of the Lockup Agreement and Registration Rights Agreement.

4. Binding Effect. The provisions of this Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns.

5. Counterparts. This Assignment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

6. Applicable Law. This Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws thereof that would require the application of the law of another jurisdiction.

SIGNATURE PAGE - ASSIGNMENT AND ASSUMPTION AGREEMENT

Dated as of the date and year first above written.

ASSIGNOR:

By:
Name: ________________________________________________ Title: _________________________________________________

ASSIGNEE:

By:
Name: ________________________________________________ Title: _________________________________________________